MEDIA RELEASE

Exhibit 99.1

Rocket Lab Announces Fourth Quarter and Full Year 2023 Financial Results, Issues Guidance for the First Quarter 2024 Including Sequential Revenue Growth Greater than 50 Percent

Long Beach, California. February 27, 2024 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), a global leader in launch services and space systems, today shared the financial results for fiscal fourth quarter and full year, ended December 31, 2023.

Rocket Lab founder and CEO, Peter Beck, said: “Rocket Lab had another strong year in 2023 across our launch and space systems businesses. We grew revenue 16% year-on year, while expanding our GAAP and non-GAAP gross margins by 12.0 and 6.9 percentage points, respectively, and rounded out the fourth quarter with our largest contract – an award up to $515 million from the Space Development Agency which will see us act as prime contractor for the first time to build 18 satellites for the Tranche 2 Transport Layer-Beta. We also reached a new annual launch record, with ten Electron missions flown in 2023. It was also a record year for securing Electron and HASTE contracts, with 25 new orbital and suborbital missions signed in 2023. We rounded out the year with some significant milestones for Neutron development, including the opening of a new manufacturing complex in Baltimore that will support the production of Neutron’s carbon composite structures, and Archimedes engine development entered the final stages ahead of the first hot fire. Continuing this strong momentum, we started 2024 off strong with the issuance of $355 million in convertible senior notes, adding additional funding to the Rocket Lab balance sheet at an attractive cost of capital and enabling us to take advantage of potential M&A as well as other strategic growth investment opportunities.”

Fourth Quarter 2023 Business Highlights:

•
Selected as prime contractor by the Space Development Agency for a $515 million contract to design, build and operate 18 satellites for the Tranche 2 Transport Layer-Beta.
•
Electron successfully returned to flight in the fourth quarter, deploying a synthetic aperture radar satellite to orbit for Japanese constellation operator iQPS.
•
Closed 2023 with a record number of 25 launches signed across Electron and HASTE.
•
Progressed major infrastructure milestones at Launch Complex 3 for Neutron, including foundations for the launch mount, water tower and liquid oxygen tanks.
•
Established a Space Structures Complex in the former Lockheed Martin Vertical Launch Building in Middle River, Maryland to support the development and manufacture of carbon composite spacecraft structures and components, as well as the long-term supply of carbon composite structures for Neutron.
•
Refinanced our $100M term loan facility with Hercules Capital, into a larger, longer duration and cost-effective $120M equipment lending facility with Trinity Capital.

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Business Highlights Since December 31, 2023:

•
Successfully launched two Electron missions, including a Space Situational Awareness mission for Spire and NorthStar, as well as an orbital debris observation demonstration mission for Astroscale Japan Inc.
•
Progressed Electron’s reusability program with a successful ocean splashdown and recovery in January 2024, bringing Electron’s first stage back in the best condition yet.
•
Entered the commissioning phase at the Archimedes Test Complex at NASA Stennis Space Center in preparation for Neutron engine hot fires.
•
Closed an upsized offering of $355 million convertible senior notes to open up a mix of opportunities including potential M&A and other strategic growth and scaling investments.
•
Successful re-entry of Rocket Lab-built in-space manufacturing satellite developed for Varda Space Industries. The successful reentry marked the completion of the first commercial in-space manufacturing demonstration.

First Quarter 2024 Guidance

For the first quarter of 2024, Rocket Lab expects:

•
Revenue between $92 million and $98 million.
•
Space Systems revenue between $60 million and $65 million.
•
Launch Services revenue between $32 million and $33 million.
•
GAAP Gross Margins between 24% and 26%.
•
Non-GAAP Gross Margins between 29% and 31%.
•
GAAP Operating Expenses between $73 million and $75 million.
•
Non-GAAP Operating Expenses between $62 million and $64 million.
•
Expected Interest Expense (Income), net $1.5 million.
•
Adjusted EBITDA loss of $28 million to $30 million.
•
Basic Shares Outstanding of 490 million.

See “Use of Non-GAAP Financial Measures” below for an explanation of our use of Non-GAAP financial measures, and the reconciliation of historical Non-GAAP measures to the comparable GAAP measures in the tables attached to this press release. We have not provided a reconciliation for the forward-looking Non-GAAP Gross Margin, Non-GAAP Operating Expenses or Adjusted EBITDA expectations for Q1 2024 described above because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. Stock-based compensation is currently expected to range from $12 million to $13 million in Q1 2024.

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Conference Call Information

Rocket Lab will host a conference call for investors at 2 p.m. PT (5 p.m. ET) today to discuss these business highlights and financial results for our fourth quarter, to provide our outlook for the first quarter, and other updates.

The live webcast and a replay of the webcast will be available on Rocket Lab’s Investor Relations website: https://investors.rocketlabusa.com/events-and-presentations/events

About Rocket Lab

Founded in 2006, Rocket Lab is an end-to-end space company with an established track record of mission success. We deliver reliable launch services, satellite manufacture, spacecraft components, and on-orbit management solutions that make it faster, easier and more affordable to access space. Headquartered in Long Beach, California, Rocket Lab designs and manufactures the Electron small orbital launch vehicle and the Photon satellite platform and is developing the Neutron launch vehicle for large spacecraft and constellation deployment. From its first orbital launch in January 2018 to date, Rocket Lab’s Electron launch vehicle has become the second most frequently launched U.S. rocket annually and has delivered 177 satellites to orbit for private and public sector organizations, enabling operations in national security, scientific research, space debris mitigation, Earth observation, climate monitoring, and communications. Rocket Lab’s Photon spacecraft platform has been selected to support NASA missions to the Moon and Mars, as well as the first private commercial mission to Venus. Rocket Lab has three launch pads at two launch sites, including two launch pads at a private orbital launch site located in New Zealand and a third launch site in Virginia, USA. To learn more, visit www.rocketlabusa.com.

+ Rocket Lab Investor Relations Contact

Colin Canfield

investors@rocketlabusa.com

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

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+ FORWARD LOOKING STATEMENTS

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the first quarter of 2024, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; delays in the development of our Neutron rocket; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased competition in our industry due in part to rapid technological development; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; general economic uncertainty and turbulence which could impact our customers’ ability to pay what we are owed; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design. in engineering, in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; any inability to effectively integrate recently acquired assets; a US government shutdown or delays in government funding; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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+ USE OF NON-GAAP FINANCIAL MEASURES

We supplement the reporting of our financial information determined under Generally Accepted Accounting Principles in the United States of America (“GAAP”) with certain non-GAAP financial information. The non-GAAP financial information presented excludes certain significant items that may not be indicative of, or are unrelated to, results from our ongoing business operations. We believe that these non-GAAP measures provide investors with additional insight into the company's ongoing business performance. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliation of the non-GAAP financial information to the corresponding GAAP measures for the historical periods disclosed are included at the end of the tables in this press release. We have not provided a reconciliation for forward-looking non-GAAP financial measures because, without unreasonable efforts, we are unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to stock-based compensation and its related tax effects. The following definitions are provided:

+ ADJUSTED EDITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from net income or loss to determine Adjusted EBITDA. Management believes this measure provides investors meaningful insight into results from ongoing operations.

+ OTHER NON-GAAP FINANCIAL MEASURES

Non-GAAP gross profit, research and development, net, selling, general and administrative, operating expenses, operating loss and total other income (expense), net, further excludes items of income or loss that we characterize as unrepresentative of our ongoing operations. Such items are excluded from the applicable GAAP financial measure. Management believes these non-GAAP measures provide investors meaningful insight into results from ongoing operations.

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2023 AND 2022

(unaudited; in thousands, except share and per share data)

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
Revenues	$59,991	$51,762	$244,592	$210,996
Cost of revenues	44,499	49,932	193,183	192,006
Gross profit	15,492	1,830	51,409	18,990
Operating expenses:
Research and development, net	37,488	15,018	119,054	65,168
Selling, general and administrative	25,887	24,035	110,273	89,026
Total operating expenses	63,375	39,053	229,327	154,194
Operating loss	(47,883)	(37,223)	(177,918)	(135,204)
Other income (expense):
Interest income (expense), net	(1,405)	(892)	(4,248)	(7,799)
Loss on foreign exchange	(394)	(488)	(470)	(4,435)
Change in fair value of liability classified warrants	—	—	—	13,482
Other income (expense), net	196	385	3,715	1,010
Total other income (expense), net	(1,603)	(995)	(1,003)	2,258
Loss before income taxes	(49,486)	(38,218)	(178,921)	(132,946)
Benefit (provision) for income taxes	(1,011)	1,010	(3,650)	(2,998)
Net loss	$(50,497)	$(37,208)	$(182,571)	$(135,944)
Net loss per share attributable to Rocket Lab USA, Inc.:
Basic and diluted	$(0.10)	$(0.08)	$(0.38)	$(0.29)
Weighted-average common shares outstanding:
Basic and diluted	486,959,454	473,644,862	481,768,060	466,214,095

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2023 AND 2022

(unaudited; in thousands, except share and per share data)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$162,518	$242,515
Marketable securities, current	82,255	229,276
Accounts receivable, net	35,176	36,572
Contract assets	12,951	9,451
Inventories	107,857	92,279
Prepaids and other current assets	66,949	52,201
Assets held for sale	9,016	—
Total current assets	476,722	662,294
Non-current assets:
Property, plant and equipment, net	145,409	101,514
Intangible assets, net	68,094	79,692
Goodwill	71,020	71,020
Right-of-use assets - operating leases	59,401	35,239
Right-of-use assets - finance leases	14,987	15,614
Marketable securities, non-current	79,247	9,193
Restricted cash	3,916	3,356
Deferred income tax assets, net	3,501	3,898
Other non-current assets	18,914	7,303
Total assets	$941,211	$989,123
Liabilities and Stockholders’ Equity
Current liabilities:
Trade payables	$29,303	$12,084
Accrued expenses	5,590	8,723
Employee benefits payable	16,342	8,634
Contract liabilities	139,338	108,344
Current installments of long-term borrowings	17,764	2,906
Other current liabilities	15,036	22,249
Total current liabilities	223,373	162,940
Non-current liabilities:
Long-term borrowings, excluding current installments	87,587	100,043
Non-current operating lease liabilities	56,099	34,266
Non-current finance lease liabilities	15,238	15,568
Deferred tax liabilities	426	95
Other non-current liabilities	3,944	3,005
Total liabilities	386,667	315,917
COMMITMENTS AND CONTINGENCIES
Stockholders’ equity:
Common stock, $0.0001 par value; authorized shares: 2,500,000,000; issued and outstanding shares: 488,923,055 and 475,356,517 at December 31, 2023 and December 31, 2022, respectively	49	48
Additional paid-in capital	1,176,484	1,112,977
Accumulated deficit	(623,526)	(440,955)
Accumulated other comprehensive income	1,537	1,136
Total stockholders’ equity	554,544	673,206
Total liabilities and stockholders’ equity	$941,211	$989,123

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2023 AND 2022

(unaudited; in thousands)

	Years Ended December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(182,571)	$(135,944)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	29,744	29,947
Stock-based compensation expense	53,461	55,649
(Gain) loss on disposal of assets	(111)	923
Loss on extinguishment of long-term debt	1,732	—
Amortization of debt issuance costs and discount	2,904	2,827
Noncash lease expense	5,787	3,199
Noncash income associated with liability-classified warrants	—	(13,482)
Change in the fair value of contingent consideration	1,343	—
Accretion of marketable securities purchased at a discount	(4,571)	(1,395)
Deferred income taxes	708	(576)
Changes in operating assets and liabilities:
Accounts receivable, net	1,452	(9,430)
Contract assets	(3,501)	(7,545)
Inventories	(15,562)	(25,964)
Prepaids and other current assets	(14,586)	(15,059)
Other non-current assets	(11,470)	(7,072)
Trade payables	15,585	(2,129)
Accrued expenses	(3,275)	(3,518)
Employee benefits payables	5,484	2,108
Contract liabilities	30,992	22,661
Other current liabilities	(7,563)	1,280
Non-current lease liabilities	(5,076)	(3,686)
Other non-current liabilities	227	668
Net cash used in operating activities	(98,867)	(106,538)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, equipment and software	(54,707)	(42,412)
Proceeds on disposal of assets, net	3,660	—
Cash paid for business combinations and asset acquisitions, net of acquired cash and restricted cash	(18,966)	(65,824)
Purchases of marketable securities	(207,266)	(259,567)
Maturities of marketable securities	269,204	21,724
Sale of marketable securities	20,093	—
Net cash provided by (used in) investing activities	12,018	(346,079)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from the exercise of stock options and public warrants	2,444	3,874
Proceeds from Employee Stock Purchase Plan	4,988	4,380
Proceeds from sale of employees restricted stock units to cover taxes	15,995	31,166
Minimum tax withholding paid on behalf of employees for restricted stock units	(15,722)	(31,164)
Tax payment for net settled option shares	—	(444)
Payment of contingent consideration	(1,000)	(5,500)
Finance lease principal payments	(336)	(271)
Proceeds from secured term loan	110,000	—
Repayments on secured term loan	(107,573)	—
Payment of debt issuance costs	(1,427)	—
Net cash provided by financing activities	7,369	2,041
Effect of exchange rate changes on cash and cash equivalents	43	4,372
Net decrease in cash and cash equivalents and restricted cash	(79,437)	(446,204)
Cash and cash equivalents, and restricted cash, beginning of period	245,871	692,075
Cash and cash equivalents, and restricted cash, end of period	$166,434	$245,871

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ROCKET LAB U.S.A., INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2023 AND 2022

(unaudited; in thousands)

The tables provided below reconcile the non-GAAP financial measures Adjusted EBITDA, Non-GAAP gross profit, Non-GAAP research and development, net, Non-GAAP selling, general and administrative, Non-GAAP operating expenses, Non-GAAP operating loss and Non-GAAP total other income (expense), net with the most directly comparable GAAP financial measures. See above for additional information on the use of these non-GAAP financial measures.

	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
NET LOSS	$(50,497)	$(37,208)	$(182,571)	$(135,944)
Depreciation	4,571	4,809	16,034	16,720
Amortization	3,596	3,548	13,710	13,227
Stock-based compensation expense	10,063	12,337	53,461	55,649
Transaction costs	30	144	341	649
Interest expense, net	1,405	892	4,248	7,799
Change in fair value of liability classified warrants	—	—	—	(13,482)
Change in fair value of contingent consideration	205	(200)	1,343	—
Performance reserve escrow	31	1,895	5,457	7,579
Amortization of inventory step-up	—	—	—	2,618
(Benefit) provision for income taxes	1,011	(1,010)	3,650	2,998
Loss on foreign exchange	394	488	470	4,435
Accretion of marketable securities and cash equivalents purchased at a discount	(1,179)	(1,092)	(4,780)	(1,696)
(Gain) loss on disposal of assets	(351)	891	(111)	923
Employee retention credit	—	—	(3,841)	—
Loss on extinguishment of debt	1,732	—	1,732	—
ADJUSTED EBITDA	$(28,989)	$(14,506)	$(90,857)	$(38,525)

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	Three Months Ended December 31,		Years Ended December 31,
	2023	2022	2023	2022
GAAP Gross profit	$15,492	$1,830	$51,409	$18,990
Stock-based compensation	2,196	3,857	12,521	17,948
Amortization of purchased intangibles	1,710	1,710	6,839	4,782
Amortization of inventory step-up	—	—	—	2,618
Performance reserve escrow	1	114	210	456
Employee retention credit	—	—	(2,130)	—
Non-GAAP Gross profit	$19,399	$7,511	$68,849	$44,794
Non-GAAP Gross margin	32.3%	14.5%	28.1%	21.2%

GAAP Research and development, net	$37,488	$15,018	$119,054	$65,168
Stock-based compensation	(3,828)	(4,442)	(21,721)	(21,127)
Amortization of purchased intangibles and favorable lease	(314)	(9)	(647)	(3,342)
Employee retention credit	—	—	631	—
Non-GAAP Research and development, net	$33,346	$10,567	$97,317	$40,699

GAAP Selling, general and administrative	$25,887	$24,035	$110,273	$89,026
Stock-based compensation	(4,039)	(4,038)	(19,219)	(16,574)
Amortization of purchased intangibles	(1,378)	(1,494)	(5,585)	(4,401)
Transaction costs	(30)	(144)	(341)	(649)
Performance reserve escrow	(30)	(1,780)	(5,247)	(7,123)
Change in fair value of contingent consideration	(205)	200	(1,343)	—
Employee retention credit	—	—	1,080	—
Non-GAAP Selling, general and administrative	$20,205	$16,779	$79,618	$60,279

GAAP Operating expenses	$63,375	$39,053	$229,327	$154,194
Stock-based compensation	(7,867)	(8,480)	(40,940)	(37,701)
Amortization of purchased intangibles	(1,692)	(1,503)	(6,232)	(7,743)
Transaction costs	(30)	(144)	(341)	(649)
Performance reserve escrow	(30)	(1,780)	(5,247)	(7,123)
Change in fair value of contingent consideration	(205)	200	(1,343)	—
Employee retention credit	—	—	1,711	—
Non-GAAP Operating expenses	$53,551	$27,346	$176,935	$100,978

GAAP Operating loss	$(47,883)	$(37,223)	$(177,918)	$(135,204)
Total non-GAAP adjustments	13,731	17,388	69,832	79,020
Non-GAAP Operating loss	$(34,152)	$(19,835)	$(108,086)	$(56,184)

GAAP Total other income (expense), net	$(1,603)	$(995)	$(1,003)	$2,258
Change in fair value of liability classified warrants	—	—	—	(13,482)
Loss on foreign exchange	394	488	470	4,435
Non-GAAP Total other expense, net	$(1,209)	$(507)	$(533)	$(6,789)

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